SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

————

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 2009

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-14116	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

16355 Laguna Canyon Road, Irvine, CA 92618
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Change in Registrant’s Certifying Accountants

On February 6, 2009, the Audit Committee of Consumer Portfolio Services, Inc. (the "Company") approved the engagement of Crowe Horwath LLP ("Crowe") as the Company's independent registered public accounting firm to perform an audit of the Company's financial statements as of and for the year ended December 31, 2008, and dismissed McGladrey & Pullen LLP ("McGladrey") as the Company's independent registered public accounting firm.  The Company has previously reported that McGladrey, on January 14, 2009, declined to stand for reappointment as the Company's independent registered public accounting firm after completion of the December 31, 2008 audit.

Regarding McGladrey

McGladrey’s reports on the Company's consolidated financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) the report on the year ended December 31, 2006 included an explanatory paragraph regarding the Company’s adoption of Statement of Financial Accounting Standards No. 123R effective January 1, 2006; (ii) the report on the year ended December 31, 2007 included an explanatory paragraph regarding the Company's change in method of accounting for uncertain tax positions; and (iii) the report on the year ended December 31, 2007 included an explanatory paragraph regarding the potential effect on the Company if it were to be unsuccessful in completing a sale of a pool of receivables.  Such sale was successfully completed, after the date of such report.

During the Company's three most recent fiscal years ended December 31, 2008, 2007 and 2006, and the subsequent interim period through February 12, 2009, there were no disagreements between the Company and McGladrey on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to McGladrey’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company's consolidated financial statements for the relevant year.

During the Company’s three most recent fiscal years ended December 31, 2008, 2007 and 2006, and the subsequent interim period through February 12, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished a copy of the above disclosures to McGladrey and requested that McGladrey provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.2 to this Form 8-K.

Regarding Crowe

During the Company's two years ended December 31, 2008 and 2007 and the subsequent interim period through February 6, 2009, the Company did not consult with Crowe on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.

ITEM 9.01	Financial Statements and Exhibits
     One exhibit is filed as a part of this Current Report on Form 8-K.

16.2	Letter from McGladrey to the Securities and Exchange Commission, dated February 12, 2009, regarding agreement with the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consumer Portfolio Services, Inc.

Dated: February 12, 2009	By:	/s/ JEFFREY P. FRITZ
Jeffrey P. Fritz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.2	Letter from McGladrey to the Securities and Exchange Commission, dated February 12, 2009, regarding agreement with the statements made in this Form 8-K.